Exhibit 99.1

Century Aluminum Company Reports Third Quarter 2018 Results

Chicago, October 25, 2018 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced third quarter 2018 results.

Third Quarter 2018 Financial Results

•	Net loss of $20.3 million, or $0.23 per diluted share

•	Adjusted net income[1] of $2.3 million, or $0.02 per share

•	Adjusted EBITDA[1] of $28.7 million, down $25.8 million from Q2 2018, reflecting higher alumina costs partially offset by higher LME prices and regional premiums

•
Net sales of $481.8 million, a 3% increase over prior quarter, reflecting higher production volume at Hawesville of 18% due to the restart of one line, partially offset by lower production volume of 6% at Sebree due to the equipment failure

$MM (except shipments and per share data)
	Q2 2018	Q3 2018
Shipments (tonnes)	180,220	182,926
Net sales	$470.0	$481.8
Net income (loss)	19.4	(20.3)
Diluted earnings (loss) per share	0.20	(0.23)
Adjusted net income[1]	30.9	2.3
Adjusted earnings per share[1]	0.32	0.02
Adjusted EBITDA[1]	54.5	28.7

Notes:
[1] - Non-GAAP measure; see reconciliations of GAAP to non-GAAP financial measures

Century Aluminum Company reported a net loss of $20.3 million for the third quarter of 2018. This result compares to net income of $19.4 million for the second quarter of 2018. Third quarter results were negatively impacted by $9.2 million related to lower of cost or net realizable value ("NRV") inventory adjustments, $16.9 million related to the equipment failure at Sebree, and $1.7 million related to the Sebree labor agreement signing bonus. Results were positively impacted by $0.7 million related to the Hawesville restart project and by $4.5 million from the extinguishment of legacy contractual obligations related to the curtailed Helguvik project.
The adjusted net income for the third quarter of 2018 was $2.3 million compared to adjusted net income of $30.9 million for the second quarter of 2018.
For the third quarter of 2018, adjusted EBITDA was $28.7 million, down $25.8 million from the second quarter of 2018. The decrease was primarily attributable to higher alumina costs, partially offset by higher LME prices and regional premiums.
Sales for the third quarter of 2018 were $481.8 million compared with $470.0 million for the second quarter of 2018. Shipments of primary aluminum for the third quarter of 2018 were 182,926 tonnes, compared with 180,220 tonnes shipped in the second quarter of 2018.
Century's cash position at quarter end was $73.4 million and revolver availability was $170.5 million.

“Industry fundamentals remain attractive,” commented Michael A. Bless, President and Chief Executive Officer. “Downstream demand continues to show strong growth and forward indicators suggest this trajectory should continue. Global primary aluminum inventories have decreased as forecasts call for a production deficit of nearly two million metric tons in 2018. U.S. delivery and product premiums remain firm, supported in part by the U.S. administration’s continuing commitment to combat the pervasive practice of state support of this industry around the world. Importantly, we believe we are now seeing the end phase of the difficult conditions that have impacted the alumina sector during 2018; upon resolution of these issues, we see the alumina market as being well supplied and prices returning to historical norms.”
Mr. Bless continued, “We've made progress on several key strategic initiatives during the last several months. Safety performance has been generally good; more importantly, we continue to advance the long-term improvement of our safety and sustainability culture. The restart project at Hawesville is on time and budget; we were honored to have Secretary Ross and Governor Bevin join us to celebrate the reopening of the first of the curtailed potlines. We recently signed a two year extension to Mt. Holly’s power contract. This agreement will support the continuing operation of half of this excellent plant while we pursue options to enable the restart of the second potline. With our production back to near capacity and favorable industry conditions, we see 2019 as having the underpinnings for a strong year for the company’s operations and financial performance.”
About Century Aluminum
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by adjusting for items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliations of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income, adjusted earnings per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies. Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Our forward-looking statements include, without limitation, statements with respect to: future global and local financial and economic conditions; our assessment of the aluminum market and aluminum prices (including premiums); our ability to procure alumina, carbon products and other raw materials and our assessment of pricing and costs and other terms relating thereto; the future impact of any Section 232 relief, including tariffs or other trade remedies, to Century, on aluminum prices or more generally, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; the future impact of any new or changed law, regulation or other action affecting our business, including, without limitation, the impact of any trade actions, sanctions or other similar remedies or restrictions implemented by the U.S. or foreign governments; our assessment of power pricing and our ability to successfully obtain and/or implement long-term competitive power arrangements for our operations and projects; our ability to successfully manage transmission issues and market power price risk and to control or reduce power costs; our plans and expectations with respect to the future operation of our smelters and our other operations, including any plans and expectations to curtail or restart production at any of our operations; our plans and ability to bring our Hawesville smelter back to full production and any plans, expectations, costs or assumptions with respect thereto; future investments in new technology or other production improvements; any future impact of the May 2018 equipment failure at Sebree and related events on our financial and operating performance, including our expectations with respect to our insurance coverage relating thereto; our ability to hire and retain qualified employees for our operations; the future financial and operating performance of Century, its subsidiaries and its projects, including EBITDA projections or estimates from the anticipated restart of curtailed production, as a result of future raw material costs or otherwise; future inventory, production, sales, cash costs and capital expenditures; future impairment charges or restructuring costs; our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities and the impact of recent tax reform in the U.S. and foreign jurisdictions; the anticipated impact of recent accounting pronouncements or changes in accounting principles; our assessment of the ultimate outcome of our outstanding litigation; our plans and expectations with respect to the sale or other disposition of our 40% interest in BHH; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; future construction, investment and development; and our future business objectives, strategies and initiatives, including our competitive position and prospects.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	September 30,	June 30,	September 30,
	2017	2018	2018
NET SALES:
Related parties	$299.2	$282.7	$305.3
Other customers	101.4	187.3	176.5
Total net sales	400.6	470.0	481.8
Cost of goods sold	359.2	436.3	493.6
Gross profit (loss)	41.4	33.7	(11.8)
Selling, general and administrative expenses	14.0	12.0	8.8
Ravenswood (gains)	(5.5)	—	—
Helguvik (gains)	—	—	(4.5)
Other operating (income) expense - net	0.4	0.2	(0.5)
Operating income (loss)	32.5	21.5	(15.6)
Interest expense	(5.5)	(5.6)	(5.6)
Interest income	0.4	0.5	0.4
Net gain (loss) on forward and derivative contracts	(3.9)	1.2	0.8
Other income - net	0.4	2.1	0.7
Income (loss) before income taxes and equity in earnings of joint ventures	23.9	19.7	(19.3)
Income tax (expense)	(3.3)	(2.3)	(1.7)
Income (loss) before equity in earnings of joint ventures	20.6	17.4	(21.0)
Equity in earnings of joint ventures	0.2	2.0	0.7
Net income (loss)	$20.8	$19.4	$(20.3)

Net income (loss) allocated to common stockholders	$19.1	$17.9	$(20.3)
EARNINGS (LOSS) PER COMMON SHARE:
Basic	$0.22	$0.20	$(0.23)
Diluted	$0.22	$0.20	$(0.23)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	87.3	87.6	87.6
Diluted	88.3	88.4	87.6

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Nine months ended September 30,
	2017	2018
NET SALES:
Related parties	$876.1	$884.2
Other customers	279.1	522.1
Total net sales	1,155.2	1,406.3
Cost of goods sold	1,074.5	1,369.9
Gross profit	80.7	36.4
Selling, general and administrative expenses	34.0	31.5
Ravenswood (gains)	(5.5)	—
Helguvik (gains)	—	(4.5)
Other operating expense - net	1.6	0.0
Operating income	50.6	9.4
Interest expense	(16.6)	(16.7)
Interest income	0.9	1.3
Net gain (loss) on forward and derivative contracts	(17.1)	2.8
Other income (expense) - net	(1.0)	1.8
Income (loss) before income taxes and equity in earnings of joint ventures	16.8	(1.4)
Income tax (expense)	(4.5)	(3.0)
Income (loss) before equity in earnings of joint ventures	12.3	(4.4)
Equity in earnings of joint ventures	0.5	3.2
Net income (loss)	$12.8	$(1.2)

Net income (loss) allocated to common stockholders	$11.8	$(1.2)
EARNINGS (LOSS) PER COMMON SHARE:
Basic	$0.13	$(0.01)
Diluted	$0.13	$(0.01)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	87.3	87.6
Diluted	88.1	87.6

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share amounts)
(Unaudited)
	December 31, 2017	September 30, 2018
ASSETS
Cash and cash equivalents	$167.2	$73.4
Restricted cash	0.8	0.8
Accounts receivable - net	43.1	91.4
Due from affiliates	10.4	20.5
Inventories	317.5	390.4
Prepaid and other current assets	14.7	13.9
Total current assets	553.7	590.4
Property, plant and equipment - net	971.9	961.5
Other assets	56.0	61.8
TOTAL	$1,581.6	$1,613.7
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$89.9	$113.9
Due to affiliates	20.4	17.6
Accrued and other current liabilities	61.4	65.9
Accrued employee benefits costs	11.0	11.0
Revolving credit facility	—	14.3
Industrial revenue bonds	7.8	7.8
Total current liabilities	190.5	230.5
Senior notes payable	248.2	248.5
Accrued pension benefits costs - less current portion	38.9	34.2
Accrued postretirement benefits costs - less current portion	113.0	109.1
Other liabilities	57.9	50.8
Deferred taxes	103.5	107.1
Total noncurrent liabilities	561.5	549.7

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 74,364 outstanding at December 31, 2017; 160,000 issued and 74,092 outstanding at September 30, 2018)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 94,731,298 issued and 87,544,777 outstanding at December 31, 2017; 94,794,827 issued and 87,608,306 outstanding at September 30, 2018)	0.9	0.9
Additional paid-in capital	2,517.4	2,519.5
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(91.7)	(88.7)
Accumulated deficit	(1,510.7)	(1,511.9)
Total shareholders’ equity	829.6	833.5
TOTAL	$1,581.6	$1,613.7

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Nine months ended September 30,
	2017	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$12.8	$(1.2)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized (gain) loss on forward and derivative contracts	6.9	(1.9)
Lower of cost or NRV inventory adjustment	(4.1)	5.9
Depreciation and amortization	63.1	67.5
Helguvik (gains)	—	(4.5)
Ravenswood (gains)	(5.5)	—
Other non-cash items - net	3.0	(4.0)
Change in operating assets and liabilities:
Accounts receivable - net	(27.9)	(48.3)
Due from affiliates	4.8	(10.1)
Inventories	(24.1)	(78.8)
Prepaid and other current assets	1.1	1.8
Accounts payable, trade	4.6	23.4
Due to affiliates	1.5	(3.8)
Accrued and other current liabilities	9.3	1.7
Ravenswood retiree medical settlement	(5.0)	(2.0)
Other - net	9.9	(4.7)
Net cash provided by (used in) operating activities	50.4	(59.0)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(23.6)	(49.3)
Proceeds from sales of property, plant & equipment	14.5	—
Net cash used in investing activities	(9.1)	(49.3)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	1.0	14.3
Repayments under revolving credit facilities	(1.0)	—
Issuance of common stock	0.3	0.2
Net cash provided by financing activities	0.3	14.5
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	41.6	(93.8)
Cash, cash equivalents and restricted cash, beginning of period	133.5	168.0
Cash, cash equivalents and restricted cash, end of period	$175.1	$74.2

Supplemental Cash Flow Information:
Cash paid for:
Interest	$10.0	$9.9
Taxes	$3.5	$4.6
Non-cash investing activities:
Capital expenditures	$—	$6.5

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Net Sales (in millions)	Tonnes	Net Sales (in millions)	Tonnes	Net Sales (in millions)
2018
3rd Quarter	103,103	$283.3	79,823	$194.5	182,926	$477.8

2nd Quarter	100,458	$279.4	79,762	$189.1	180,220	$468.6

1st Quarter	107,145	$266.4	80,093	$185.6	187,238	$451.9

2017
3rd Quarter	106,192	$235.8	78,782	$161.1	184,974	$396.9

(1) Excludes scrap aluminum sales.

CENTURY ALUMINUM COMPANY
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	June 30, 2018		September 30, 2018
	$MM	EPS	$MM	EPS
Net income (loss) as reported	$19.4	$0.20	$(20.3)	$(0.23)
Lower of cost or NRV inventory adjustment	—	—	9.2	0.10
Helguvik gains	—	—	(4.5)	(0.05)
Sebree equipment failure	8.5	0.09	16.9	0.19
Sebree signing bonus	—	—	1.7	0.02
Hawesville restart project	3.0	0.03	(0.7)	(0.01)
Adjusted net income	$30.9	$0.32	$2.3	$0.02

	Three Months Ended
	June 30, 2018	September 30, 2018
Net income (loss) as reported	$19.4	$(20.3)
Interest expense	5.6	5.6
Interest income	(0.5)	(0.4)
Net gain on forward and derivative contracts	(1.2)	(0.8)
Other income - net	(2.1)	(0.7)
Income tax expense	2.3	1.7
Equity in earnings of joint ventures	(2.0)	(0.7)
Operating income (loss)	$21.5	$(15.6)
Lower of cost or NRV inventory adjustment	—	9.2
Helguvik gains	—	(4.5)
Sebree equipment failure	8.5	16.9
Sebree signing bonus	—	1.7
Hawesville restart project	2.3	(2.9)
Depreciation and amortization	22.2	23.9
Adjusted EBITDA	$54.5	$28.7

Contact
Peter Trpkovski
(Investors and media)
312-696-3112

Source: Century Aluminum Company